UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2024

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-576-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 par value	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2024, Motorola Solutions, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). Set forth below are the proposals that were voted upon by the Company’s shareholders at the Annual Meeting and the voting results for each such proposal:

1.

The Company’s shareholders elected all of the director nominees, by the votes set forth below, to serve a one-year term until their respective successors are elected and qualified or until their earlier death or resignation:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Gregory Q. Brown	125,994,590	6,102,870	1,302,514	17,204,809
Nicole Anasenes	132,861,382	250,565	288,027	17,204,809
Kenneth D. Denman	128,906,350	4,193,044	300,580	17,204,809
Ayanna M. Howard	132,930,976	184,978	284,020	17,204,809
Clayton M. Jones	132,747,513	372,759	279,702	17,204,809
Judy C. Lewent	126,302,717	6,537,049	560,208	17,204,809
Gregory K. Mondre	130,757,710	2,323,471	318,793	17,204,809
Joseph M. Tucci	128,692,754	4,422,467	284,753	17,204,809

2.	The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
150,054,601	269,273	280,909	—

3.	The Company’s shareholders approved, on an advisory (non-binding) basis, the Company’s executive compensation, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
123,568,728	9,486,846	344,400	17,204,809

4.	The Company’s shareholders approved an amendment to the Company’s Restated Certificate of Incorporation, to provide for the exculpation of certain officers, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
115,346,418	17,672,361	381,195	17,204,809

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: May 17, 2024	By:	/s/ Kristin L. Kruska
		Name:	Kristin L. Kruska
		Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary

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